* Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.12


                           SOFTWARE LICENSE AGREEMENT

        THIS SOFTWARE LICENSE AGREEMENT, is made between Sybase, Inc., a Delaware corporation, and its majority owned direct and indirect subsidiaries (collectively, "Sybase"), with offices at 6475 Christie Avenue, Emeryville, CA 94608; and Niku Corporation ("Customer") with offices at 955 Charter Street, Redwood City, CA 94063.


1.      DEFINITIONS

"Agreement" - this Software License Agreement, the Exhibit A and any other addenda attached hereto, each supplemental Exhibit A signed by both parties, and each Purchase Order. "Documentation" - installation instructions and user manuals. "MACHINE" - a hardware system with any number of processors running a single copy of the operating system on which the Sybase software is running; except in the case of SYBASE MPP(TM), in which case a Machine is a cluster of Machines linked together through a high speed interconnect. "NAMED USER" - a specific named person licensed to Use a Program. "OPERATING SYSTEM SOFTWARE" - the operating system software listed in the Exhibit A or Purchase Order applicable to the relevant copy of the Program. "PRICE LIST" - Sybase's then current price list for the country in which the Program is to be Used. "Primary Copy" - a licensed copy of the Program provided by Sybase, which may have been provided initially as a trial copy. "PROGRAM" - the object code version of the software product(s) listed in the Exhibit A or Purchase Order, together with all data files included by Sybase. "PURCHASE ORDER" - a purchase order or other purchase authorizing document issued by Customer for Sybase products and/or services and accepted by Sybase, as confirmed by a Sybase invoice. "SEAT" specific identifiable unique accessor of information such as a terminal, PC, single user workstation or real time device. "SECONDARY COPY" - a licensed copy of the Program reproduced by Customer from the Primary Copy. "USE" to lead, utilize, or store the Program.

2.      LICENSE

        2.1 Sybase grants to Customer, solely for customer's own internal business purposes, a non-exclusive, nontransferable, perpetual, fully paid license to Use each Primary Copy (and made and Use each Secondary Copy) on one Machine running the Operating System Software at the site specified on the Exhibit A or Purchase Order. If such license is designated as a NETWORKED LICENSE, each copy of the Program may be accessed by any and all Seats or Named Users that are licensed to access such Program subject to the following restrictions: (i) Workplace Seats and Workplace Named Users licensed to access a particular Program may only access the workplace level of such Program, and (ii) Enterprise Seats and Enterprise Named Users licensed to access a particular Program may access the Workplace and Enterprise levels of such Program. Accordingly, Seats and Named Users in a Networked Licensed are not tied to a particular copy of the Program. Use of software or hardware which reduces the number of Seats directly accessing the Programs (sometime called "multiplexing" or "pooling") does not reduce the number of Seats required to be licensed, but rather the number of licensed Seats must be equal to the number of distinct inputs to the multiplexing software or hardware. If the license is designated as a STANDALONE NAMED USER LICENSE, the Program may be Used only by one

Named User, but such Named User may copy and Use such Program on more than one Machine. If the license is designated as a STANDALONE SEAT LICENSE, the copy of the Program may only be accessed by he Machine on which it resides. A license for a copy of a Program will allow Customer to Use the indicated version or instead any earlier version for which Customer already has a Primary Copy. If Customer's Support plan entitles Customer to updates (i.e., new version of the Program), the license shall also extend to each new version provided. If a Run-Time Program is licensed, the Program may only be Used to run Customer's applications but cannot be Used to (i) develop or modify applications, or (ii) perform other programming tasks.

        2.2 Customer may make a reasonable number of copies of each Program exclusively for inactive back-up or archival purposes.

        2.3 The Program and all copies (in whole or part) shall remain the exclusive property of Sybase and its licensors. Customer shall not modify, reverse engineer, reverse assembly or reverse compile any Program or part thereof, except Customer may modify data file portions of the Program as described in the user manuals. Customer shall not Use the Program in a service bureau or time-sharing arrangement nor distribute, rent, lease or transfer the Program to any third party.

        2.4 Upon Sybase's receipt of Customer's Purchase Order, Sybase shall deliver the Primary Copy and one set of Documentation to Customer. Customer, at its own expense, shall be responsible for installing the Program and all new versions thereof.

        2.5 For its own use, Customer may make copies of the Documentation delivered by Sybase or nay purchase copies at the prices in the Price List.

        2.6 No more often than annually, Sybase may, upon reasonable notice and at its expense, direct an accounting firm acceptable to Customer to audit during business hours the number of copies of the Program in Use and the number of Seats and/or Named Users accessing the Programs. The auditors shall protect the confidentiality of Customer's information and abide by Customer's reasonable security regulations. If the use of the Program is found to be greater than that contracted for, Customer will be invoiced for the additional copies, Seats, Named Users or processors at the prices in the Price List.

        2.7 Subject to acceptance by Sybase, consulting or educational services provided to Customer will be subject to the terms of this Agreement unless otherwise agreed in writing. Educational services are provided at Sybase designated facilities.

3.      PAYMENT

        3.1 Payment is due to Sybase or its assigns within 30 calendar days after the invoice date. Customer will pay all applicable shipping charges and sales, use, personal property or similar taxes, tariffs or governmental charges, exclusive of Sybase's income and corporate franchise taxes. Customer will reimburse Sybase for all reasonable costs incurred (including reasonable attorneys' fees) in collecting past due amounts.

        3.2 Except with respect to specific Programs designated by Sybase, Customer must purchase a technical support plan ("Support") for the first year for all Programs licensed.

Support commences on the date the Primary Copy is shipped to Customer or on the date invoiced for Secondary Copies ("the Support Date"). Fees for annual Support ("Support Fees") shall be paid in advance. Unless Support has been purchased for such copies or new versions have been separately licensed, no new versions of the Program will be provided to Customer for the Primary Copy and no new versions may be copied by Customer to update Secondary Copies. Support may be extended for one year periods on the anniversary of each Support Date at the Support Fees shown in the Price List for as long as Sybase offers Support. Customer may reinstate lapsed support for any then currently supported Program by paying all Support Fees in arrears and all time and travel expenses incurred in updating the Program to the current version.

4.      SUPPORT AND TECHNICAL SERVICES

Provided Customer has paid applicable Support Fees, Sybase shall support the Program as follows. Customer shall designate as technical support contacts that number of Customer employees as are permitted under the level of Support purchased. Each contact may telephone Sybase for problem resolution during Sybase's published support hours corresponding to the level of Support Fees paid. Upon notice from a contact of a Program problem (which problem can be reproduced at a Sybase support facility or via remote access to Customer's facility), Sybase shall use reasonable efforts to correct or circumvent the problem. Sybase reserves the right to make Program corrections only to the most current generally available version. For 12 months after the introduction of a new generally available enhancement release, Sybase will use reasonable efforts to support the previously released version of such Program. A Program may be transferred to another site or operating system software only upon written notice to Sybase and subject to Sybase's transfer policies and fees then in effect. A Program may be transferred without cost or notice from one Machine to another at the same site if the second Machine runs the same Operation System Software as the first Machine. Sybase shall have no obligation to support the program (i) for Use on any computer system running other than the Operating System Software, or (ii) if Customer modifies the Program in breach of this Agreement. Only those versions of different cooperating Programs specified in the Documentation will execute correctly together on a CPU or in a network. Sybase has no obligation to modify any version of the Program to run with new versions of the Operating Systems Software. If Customer purchases Support for any Program in Use on a Machine or in a network, it must purchase the same level of Support for all copies of such Program on such Machine or network.

5.      CONFIDENTIALITY

        5.1 "Confidential Information," which includes the Program (including methods or concepts utilized therein) and all information identified by the disclosing party as proprietary or confidential, shall remain the sole property of the disclosing party and shall not be disclosed to any third party without the express written consent of the disclosing party (except solely for Customer's internal business needs, to consultants who are bound by a written agreement with Customer to maintain the confidentiality of such Confidential Information in a manner consistent with this Agreement). Except with respect to the Program, items will not be deemed Confidential Information if (i) available to the public other than by a breach of an agreement with Sybase; (ii) rightfully received from a third party not in breach of any obligation of confidentiality; (iii) independently developed by one party without access to the Confidential Information of the other; (iv) known to the recipient at the time of disclosure; or (v) produced in compliance with applicable law or a court order, provided the other party is given reasonable notice of such law or order. A copyright notice on a Program does not, by itself, constitute evidence of publication or public disclosure. Customer shall not release the results of any benchmark of the Programs to any third party without the prior written approval of Sybase for each such release.

6.      INFRINGEMENT INDEMNITY

Sybase at its own expense shall (i) defend, or at its option settle, any claim or suit against customer on the basis of infringement of any trademark, copyright, trade secret or United States patent ("Intellectual Property Rights") by the Program or Use thereof, and (ii) pay any final judgment entered against Customer on such issue or any settlement thereof, provided (a) Sybase has sole control of the defense and/or settlement; (b) Customer notifies Sybase promptly in writing of each such claim or suit and gives Sybase all information known to Customer relating thereto, and (c) Customer cooperates with Sybase in the settlement and/or defense. (Customer shall be reimbursed for all reasonable out-of-pocket expenses incurred in providing any cooperation requested by Sybase.) If all or any part of the Program is, or in the opinion of Sybase may become, the subject of any claim or suit for infringement of any Intellectual Property Rights, Sybase may, and in the event of any adjudication that the Program or any part thereof does infringe or if the Use of the Program or any part thereof is enjoined, Sybase shall, at its expense do one of the following things: (1) procure for Customer the right to Use the Program or the affected part thereof; (2) replace the Program or affected part with other suitable programs; (3) modify the Program or affected part to make it noninfringing; or
(4) if none of the foregoing remedies are commercially feasible, refund the aggregate payments made by Customer for the Program or the affected part thereof. Sybase shall have no obligations under this Section 6 to the extent a claim is based upon (A) use of any version of the Program other than a current, unaltered version, if infringement would have been avoided by a current, unaltered version; or (B) combination, operation or use of the Program with software and/or hardware not delivered by Sybase if such infringement could have been avoided by combination, operation or use of the Program with other software and/or hardware. This Section 6 states the entire liability of Sybase and the exclusive remedy of Customer with respect to any alleged infringement by the Program or any part thereof.

7.      PROPRIETARY NOTICES

The Programs and related documentation are proprietary and protected by copyright and/or trade secret law. All proprietary notices incorporated in or fixed to a Program or documentation shall be duplicated by Customer on all copies or extracts thereof and shall not be altered, removed or obliterated.

8.      WARRANTY/LIMITATIONS ON LIABILITY

        8.1 For one year form the date of shipment of a version of the Program to Customer, Sybase warrants that the version when property Used will operate in all material respects in conformity with the Documentation for such version, and the Program media shall be free of defects. Customer's sole remedy in the even of nonconformity of a Program at Sybase's option will be replacement of the defective Programs or a refund of the license fees paid for the affected Program.

        8.2 NO OTHER WARRANTY, EXPRESS OR IMPLIED, IS MADE REGARDING THE PROGRAM, GOODS OR SERVICES TO BE SUPPLIED HEREUNDER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO WARRANTY IS MADE REGARDING THE RESULTS OF ANY PROGRAM OR SERVICES OR THAT ALL ERRORS IN THE PROGRAM WILL BE CORRECTED, OR THAT THE PROGRAM'S FUNCTIONALITY WILL MEET CUSTOMER'S REQUIREMENTS. CUSTOMER ACKNOWLEDGES ITS RESPONSIBILITY TO (I) REGULARLY BACK UP DATA MAINTAINED ON ANY COMPUTER SYSTEM USING THE PROGRAM, AND (II) ADEQUATELY TEST PRIOR TO DEPLOYMENT EACH PRODUCTION VERSION OF THE PROGRAM IN A CONFIGURATION WHICH REASONABLY SIMULATES CUSTOMER'S PLANNED PRODUCTION ENVIRONMENT.

        8.3 THE TOTAL LIABILITY, IF ANY, OF SYBASE AND ITS SUBSIDIARIES, INCLUDING BUT NOT LIMITED TO LIABILITY ARISING OUT OF CONTRACT, TORT, BREACH OR WARRANTY, CLAIMS BY THIRD PARTIES OR OTHERWISE, SHALL NOT IN ANY EVENT EXCEED THE LICENSE FEES PAID BY CUSTOMER FOR THE PROGRAM(S) WHICH GIVE RISE TO THE CLAIM. SYBASE'S LICENSORS SHALL NOT BE LIABLE FOR DIRECT DAMAGE HEREUNDER, AND NEITHER SYBASE NOR ANY OF ITS SUBSIDIARIES OR LICENSORS SHALL BE LIABLE FOR LOSS OF PROFITS, LOSS OR INACCURACY OF DATA, OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IS SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.      TERMINATION

Sybase may terminate a license if Customer has not paid the license fees therefore within 15 calendar days after written notice that payment is past due. Either party may terminate this Agreement upon any other material breach of this Agreement by the other party, which if remediable, has not been corrected within 60 calendar days after written notice. On termination, all licenses granted hereunder shall terminate, Customer shall cease Using the Program and Documentation (whether or not modified or merged into other materials) and Customer shall certify in writing to Sybase that all copies (in any form or media) have been destroyed or returned to Sybase. Termination shall not relieve Customer from paying all fees accruing prior to termination and shall not limit either party form pursuing any other available remedies. Sections 5, 6, 8.2, 8.3, 9 and 10.3 shall survive termination of this Agreement.

10.     GENERAL

        10.1 Neither this Agreement nor any license hereunder may be assigned (whether by operation of law or otherwise) by Customer without Sybase's prior written consent, not to be unreasonably withheld.

         10.2 This Agreement is the entire agreement of the parties and supersedes all previous and contemporaneous communications, representations, or agreements regarding the subject matter hereof. A facsimile of a signed copy of this Agreement received from Customer may be relied upon as an original and if there is any inconsistency between such facsimile and a subsequently received hard copy, the facsimile shall prevail. This Agreement may be modified only in a writing signed by both parties. Purchase Orders shall be binding as to: the products and services ordered, fees therefore and the site for installation or performance of services as set forth on the face side of or a special attachment to the order. Other terms and preprinted terms on or attached to any Purchase Order shall be void.

        10.3 Customer shall not transfer, directly or indirectly, any restricted Programs or technical data received from Sybase or its subsidiaries, or the direct product of such data, to any destination subject to export restrictions under U.S. law, unless prior written authorization is obtained from the appropriate U.S. agency.

        10.4 No delay or default in performance of any obligation by either party, excepting all obligations to make payments, shall constitute a breach of this Agreement to the extent caused by force majeure.

        10.5 All notices relating to this Agreement shall be in writing and delivered by overnight delivery service or first class prepaid mail with return receipt requested, to the address of such party specified above (in the case of Sybase to the attention of its General Counsel) or the address specified by such party in accordance with this Section.

        10.6 If this license is acquired under a U.S. Government contract, Use, duplication or disclosure by the U.S. Government is subject to restrictions set forth in FAR subparagraphs 52.227-19(a)-(d) for civilian agency contract and DFARS 252.227-7013(c)(ii) for Department of Defense contracts. Sybase reserves all unpublished rights under the United States copyright laws.

        10.7 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA EXCLUDING ITS CONFLICT OF LAWS RULES. IT SHALL NOT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS, THE APPLICATION OF WHICH IS EXPRESSLY EXCLUDED. CUSTOMER SUBMITS TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS FOR THE COUNTY OF ALAMEDA WITHIN THE STATE OF CALIFORNIA. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision an enforceable provision which approximates the intent and economic effect of the affected provision. The failure or delay by either party to enforce any term of this Agreement shall not be deemed a waiver of such term.

The parties have caused this Agreement to be executed by their respective authorized representatives.


SYBASE, INC.:

By:
   ------------------------------------
         (Authorized Signature)

Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------

CUSTOMER:

By:
   ------------------------------------
         (Authorized Signature)

Name:
     ----------------------------------

Title:
      ---------------------------------

Date:
     ----------------------------------

                                       To SYBASE Software License Agreement

Prepared for:
             -------------------------------------------------
Contact:
             -------------------------------------------------
Site Address:
             -------------------------------------------------

             -------------------------------------------------

             -------------------------------------------------

-------------------------------------------------------------------------------------------------------------
  Catalog                                                    License                          Unit
  Number                  Program Description                  Type     Platform/OS    P/S    Count    Media
-------------------------------------------------------------------------------------------------------------
   94160     Internet Access License - CPU Fee                  IC        Solaris       P       4
-------------------------------------------------------------------------------------------------------------
   13839     Adaptive Server Enterprise - Server                SR        Solaris       P       2
-------------------------------------------------------------------------------------------------------------
   10500     JConnect                                           SR        Solaris       P       2
-------------------------------------------------------------------------------------------------------------
   94283     Internet Access License - CPU Fee                  IC        Solaris       P       2
-------------------------------------------------------------------------------------------------------------
   28216     Adaptive Server Enterprise - Server                SR        Solaris       P       1
-------------------------------------------------------------------------------------------------------------
   13839     Adaptive Server Enterprise - Seats                 SS        Solaris       S       50
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  Catalog                                          Price               Net Unit   Extended
  Number                  Program Description      per Unit    [***]    Price      Price     Support Fees
------------------------------------------------------------------------------------------------------------
   94160     Internet Access License - CPU Fee      [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------
   13839     Adaptive Server Enterprise - Server    [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------
   10500     JConnect                               [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------
   94283     Internet Access License - CPU Fee      [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------
   28216     Adaptive Server Enterprise - Server    [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------
   13839     Adaptive Server Enterprise - Seats     [***]      [***]     [***]     [***]      [***]
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


License Model:        Networked
                                 --------------------

Support Program:      Extended
                                 --------------------

Payment Terms:        Net 30 days
                                 --------------------

FOB:                  Destination
                                 --------------------


            License Fees:           $142,500
                                    --------
            Support Fees:           $ 34,644

          Education Fees:
         Consulting Fees:
                                    --------
                  Total:            $177,144
                                    --------
     less other discount:
                                    --------
             Grand Total:           $177,144
                                    --------
                Currency:                USD

Media and documentation shipped for Primary Copies only.

Secondary Copies are a right to create a copy of the Program from the Primary Copy.

E/W/O = E is Enterprise, W is Workplace, and O is Other P/S = P is Primary Copy and S is Secondary Copy

License Types: Server (SR), Seat (ST), Concurrent User (CU), Standalone Seat
(SS), Incremental CPU (IC).

The above Sybase Programs are licensed subject to the terms of the Software License Agreement between the parties referenced above or if no such agreement exists the Sybase license agreement included with the Program package. Third party products supplied with a license from the supplier are provided subject to the terms of such supplier license. Any support or warranty service for such third party products is provided by the supplier. Any additional Sybase products not listed above and supplied to the Customer without additional charges are subject to the applicable Sybase license agreement included with such product.

PURCHASE ORDER INFORMATION

By signing this Exhibit A, customer agrees to be bound by this Exhibit A and the referenced license agreement and customer authorized Sybase to invoice customer, under net 30 day terms from the date of the Exhibit A, the amounts for the Programs and services listed above, plus applicable tax, VAT and delivery charges.

      Tax Exempt No.
                    ----------------------------------------

       P.O. Number:
                    ----------------------------------------
                               (if available)

        SYBASE, INC.

                By:
                    ----------------------------------------

               Name:
                    ----------------------------------------

              Title:
                    ----------------------------------------


              Billing Address:
                              ----------------------------------------

                              ----------------------------------------

                              ----------------------------------------

                              ----------------------------------------

             Name of Customer:
                              ----------------------------------------

Authorized Customer Signature:
                              ----------------------------------------

          Customer Name/Title:
                              ----------------------------------------

                  Date Signed:
                              ----------------------------------------


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        INTERNET ACCESS LICENSE ADDENDUM
                         (EXTERNAL USE VIA THE INTERNET)

         This INTERNET ACCESS LICENSE ADDENDUM is made as of ________________, 1999___, and amends that certain Software License Agreement dated ______________, 19__ (the "Agreement") between Sybase, Inc. or Sybase Canada Limited ("Sybase") and ______________________________________________________
("Customer"). Capitalized terms not otherwise defined in this Addendum shall have the same meanings set forth in the Agreement.

         1. Each copy of a Program licensed by Customer for which a corresponding Internet Access License has been purchased (together, the "Internet Products") may be accessed by "External Internet Seats" as outlined in
Section 2 below, provided that Customer has paid the applicable CPU fees for each processor on the Workplace, Enterprise or Super Enterprise level Machine on which such Internet Products are used.

         2. Customer may use the Internet Products in connection with an Internet website, and may allow an unlimited number of External Internet Seats to indirectly access such Internet Products. "External Internet Seats" shall mean Seats which access the Internet Products via the Internet; provided that the person at such Seat is not acting in the capacity of an employee, agent or independent contractor of Customer. External Internet Seats may query the Internet Products database and update such database to the extent allowed by Customer's application, but may not use the Internet Products to develop or modify applications or perform other programming tasks. The limited use authorized above shall not be deemed to violate the restrictions set forth in the last sentence of Section 2.3 of the Agreement.

         3. Nothing in this Addendum authorizes Customer to use the Internet Products in connection with a website hosted by Customer on behalf of third parties. In addition, this Addendum does not cover intranet usage or other internal usage and Customer must acquire the necessary Seat licenses for all internal usage of the Internet Products in accordance with the Agreement.

Except as amended above, the Agreement shall remain in full force and effect.

SYBASE, INC.                            CUSTOMER:
(or Sybase Canada Limited,
if applicable)

By:                                     By:
   --------------------------------        -------------------------------------

Name:                                   Name:
     ------------------------------          -----------------------------------

Title:                                  Title:
      -----------------------------           ----------------------------------



                                       9